PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15
Prudential High Yield Fund
Prudential Short Duration High Yield Income Fund

Supplement dated March 1, 2013 to the Summary Prospectuses, Prospectuses and Statements of Additional Information dated October 26, 2012

Effective April 29, 2013, Steve Haeckel no longer serves as Portfolio Manager to Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund (the “Funds”). To reflect this, all references to Mr. Haeckel from the Summary Prospectuses, Prospectuses and Statements of Additional Information for the Funds are hereby deleted as of April 29, 2013.

LR461